PICO Holdings, Inc. and Subsidiaries
Introduction to Pro Forma Consolidated Financial Information
(Unaudited)

PICO Holdings, Inc. (the "Company") conducted its agribusiness operations through PICO Northstar Hallock, LLC ("Northstar"), which was an 87.7% owned subsidiary. On July 31, 2015, the Company closed on the sale of substantially all of the certain assets and liabilities of Northstar.

The accompanying unaudited pro forma consolidated statement of operations and comprehensive loss for three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012 give effect to the disposition of certain assets and liabilities of Northstar as if the sale had been consummated at the beginning of each period presented. The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2015 gives effect to the disposition of certain assets and liabilities of Northstar as if it had been consummated as of March 31, 2015.

The historical financial information on which the pro forma financial statements are based is included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2015 and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2015. The pro forma consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are subject to a number of assumptions which may not be indicative of the results of operations that would have occurred had the disposition been completed at the dates indicated or what the results will be for any future periods. The unaudited pro forma consolidated statements of operations and comprehensive loss do not include transaction costs or the loss that the Company expects to recognize on the sale of certain assets and liabilities.

PICO Holdings, Inc. and Subsidiaries Pro Forma Condensed Consolidated Balance Sheets - Unaudited (In thousands, except par value)

	March 31, 2015
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Assets
Cash and cash equivalents	$47,971	$18,151	(A)	$66,122
Investments ($24,155 measured at fair value at March 31, 2015)	50,973			50,973
Real estate and tangible water assets, net	397,718	(3,539)	(B)	394,179
Property, plant and equipment, net	118,802	(114,454)	(B)	4,348
Intangible assets	128,139			128,139
Other assets	38,916	(19,998)	(B)	18,918
Total assets	$782,519	$(119,840)		$662,679

Liabilities and shareholders’ equity
Debt	$223,328	$(81,195)	(C)	$142,133
Accounts payable and accrued expenses	25,094	(3,924)	(B)	21,170
Deferred compensation	24,954			24,954
Other liabilities	16,355	(2,500)	(B)	13,855
Total liabilities	289,731	(87,619)		202,112

Commitments and contingencies

Common stock, $0.001 par value; authorized 100,000 shares, 23,083 issued and 23,005 outstanding at March 31, 2015	23			23
Additional paid-in capital	492,495			492,495
Accumulated deficit	(86,333)	(31,537)	(D)	(117,870)
Accumulated other comprehensive income	4,675			4,675
Treasury stock, at cost (common shares: 78 at March 31, 2015)	(1,413)			(1,413)
Total PICO Holdings, Inc. shareholders’ equity	409,447	(31,537)		377,910
Noncontrolling interest in subsidiaries	83,341	(684)	(E)	82,657
Total equity	492,788	(32,221)		460,567
Total liabilities and equity	$782,519	$(119,840)		$662,679

PICO Holdings, Inc. and Subsidiaries Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Loss - Unaudited (In thousands, except per share data)

	Three Months Ended March 31, 2015
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues and other income:
Sale of real estate and water assets	$43,610			$43,610
Sale of canola oil and meal	39,432	(39,432)	(E)	—
Other income	1,608	106	(E)	1,714
Total revenues and other income	84,650	(39,326)		45,324

Cost of sales:
Cost of real estate and water assets sold	36,333			36,333
Cost of canola oil and meal sold	42,893	(42,893)	(E)	—
Total cost of sales	79,226	(42,893)		36,333

Expenses:
Operating and other costs	20,049	(3,532)	(E)	16,517
Impairment loss on intangible and long-lived assets	2,964			2,964
Interest	1,439	(1,439)	(E)	—
Depreciation and amortization	537	(46)	(E)	491
Total costs and expenses	104,215	(47,910)		56,305
Loss before income taxes and equity in loss of unconsolidated affiliates	(19,565)	8,584		(10,981)
Benefit for federal, foreign, and state income taxes	(239)			(239)
Equity in loss of unconsolidated affiliate	(483)			(483)
Net loss	(19,809)	8,584		(11,225)
Net loss attributable to noncontrolling interests	2,984	(1,062)	(E)	1,922
Net loss attributable to PICO Holdings, Inc.	$(16,825)	$7,522		$(9,303)

Other comprehensive loss:
Net loss	$(19,809)	$8,584		$(11,225)
Other comprehensive income (loss), net of tax:
Unrealized loss on securities, net of deferred income tax and reclassification adjustments	(51)			(51)
Foreign currency translation	9			9
Total other comprehensive loss, net of tax	(42)	—		(42)
Comprehensive loss	(19,851)	8,584		(11,267)
Comprehensive loss attributable to noncontrolling interests	2,984	(1,062)	(E)	1,922
Comprehensive loss attributable to PICO Holdings, Inc.	$(16,867)	$7,522		$(9,345)

Net loss per common share – basic and diluted:
Net loss per common share	$(0.73)	$0.33		$(0.40)
Weighted average shares outstanding	23,005	23,005		23,005

PICO Holdings, Inc. and Subsidiaries Pro Forma Consolidated Statements of Operations and Comprehensive Loss - Unaudited (In thousands, except per share data)

	December 31, 2014
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues and other income:
Sale of real estate and water assets	$192,368			$192,368
Sale of canola oil and meal	163,855	(163,855)	(E)	—
Other income (loss), net	(1,327)	1,447	(E)	120
Total revenues and other income	354,896	(162,408)		192,488

Cost of sales:
Cost of real estate and water assets sold	158,200			158,200
Cost of canola oil and meal sold	156,668	(156,668)	(E)	—
Total cost of sales	314,868	(156,668)		158,200

Expenses:
Operating and other costs	78,990	(13,861)	(E)	65,129
Impairment loss on intangible and long-lived assets	13,084			13,084
Interest	5,764	(5,536)	(E)	228
Depreciation and amortization	3,233	(179)	(E)	3,054
Total costs and expenses	415,939	(176,244)		239,695
Loss before income taxes and equity in loss of unconsolidated affiliates	(61,043)	13,836		(47,207)
Benefit for federal, foreign, and state income taxes	(3,514)			(3,514)
Equity in loss of unconsolidated affiliate	(2,076)			(2,076)
Net loss	(59,605)	13,836		(45,769)
Net loss attributable to noncontrolling interests	7,180	(1,718)	(E)	5,462
Net loss attributable to PICO Holdings, Inc.	$(52,425)	$12,118		$(40,307)

Other comprehensive loss:
Net loss	$(59,605)	$13,836		$(45,769)
Other comprehensive income (loss), net of tax:
Unrealized loss on securities, net of deferred income tax and reclassification adjustments	(2,093)			(2,093)
Foreign currency translation	6,578			6,578
Total other comprehensive loss, net of tax	4,485	—		4,485
Comprehensive loss	(55,120)	13,836		(41,284)
Comprehensive loss attributable to noncontrolling interests	7,180	(1,718)	(E)	5,462
Comprehensive loss attributable to PICO Holdings, Inc.	$(47,940)	$12,118		$(35,822)

Net loss per common share – basic and diluted:
Net loss per common share	$(2.30)	$0.53		$(1.77)
Weighted average shares outstanding	22,802	22,802		22,802

PICO Holdings, Inc. and Subsidiaries Pro Forma Consolidated Statements of Operations and Comprehensive Loss - Unaudited (In thousands, except per share data)

	December 31, 2013
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues and other income:
Sale of real estate and water assets	$116,776			$116,776
Sale of canola oil and meal	184,139	(184,139)	(E)	—
Sale of software	13,649			13,649
Other income	30,265	(509)	(E)	29,756
Total revenues and other income	344,829	(184,648)		160,181

Cost of sales:
Cost of real estate and water assets sold	87,457			87,457
Cost of canola oil and meal sold	190,700	(190,700)	(E)	—
Cost of software sold	3,033			3,033
Total cost of sales	281,190	(190,700)		90,490

Expenses:
Operating and other costs	78,015	(10,967)	(E)	67,048
Impairment loss on intangible and long-lived assets	1,410			1,410
Interest	6,881	(5,746)	(E)	1,135
Depreciation and amortization	2,765	(146)	(E)	2,619
Total costs and expenses	370,261	(207,559)		162,702
Loss before income taxes and equity in loss of unconsolidated affiliates	(25,432)	22,911		(2,521)
Provision for federal, foreign, and state income taxes	3,197			3,197
Equity in loss of unconsolidated affiliate	(565)			(565)
Net loss	(29,194)	22,911		(6,283)
Net loss attributable to noncontrolling interests	6,896	(2,905)	(E)	3,991
Net loss attributable to PICO Holdings, Inc.	$(22,298)	$20,006		$(2,292)

Other comprehensive loss:
Net loss	$(29,194)	$22,911		$(6,283)
Other comprehensive income (loss), net of tax:
Unrealized gain on securities, net of deferred income tax and reclassification adjustments	2,411			2,411
Foreign currency translation	(165)			(165)
Total other comprehensive loss, net of tax	2,246	—		2,246
Comprehensive loss	(26,948)	22,911		(4,037)
Comprehensive loss attributable to noncontrolling interests	6,896	(2,905)	(E)	3,991
Comprehensive (income) loss attributable to PICO Holdings, Inc.	$(20,052)	$20,006		$(46)

Net loss per common share – basic and diluted:
Net loss per common share	$(0.98)	$0.88		$(0.10)
Weighted average shares outstanding	22,742	22,742		22,742

PICO Holdings, Inc. and Subsidiaries Pro Forma Consolidated Statements of Operations and Comprehensive Loss - Unaudited (In thousands, except per share data)

	December 31, 2012
	As Reported	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues and other income:
Sale of real estate and water assets	$59,020			$59,020
Sale of canola oil and meal	85,255	(85,255)	(E)	—
Other income	5,806	(50)	(E)	5,756
Total revenues and other income	150,081	(85,305)		64,776

Cost of sales:
Cost of real estate and water assets sold	42,142			42,142
Cost of canola oil and meal sold	84,831	(84,831)	(E)	—
Total cost of sales	126,973	(84,831)		42,142

Expenses:
Operating and other costs	46,566	(9,705)	(E)	36,861
Interest	4,153	(2,654)	(E)	1,499
Depreciation and amortization	1,967	(284)	(E)	1,683
Total costs and expenses	179,659	(97,474)		82,185
Loss from continuing operations before income taxes	(29,578)	12,169		(17,409)
Benefit for federal, foreign, and state income taxes	(1,069)			(1,069)
Loss from continuing operations	(28,509)	12,169		(16,340)
Loss from discontinued operations, net of income taxes	(3,143)			(3,143)
Net loss	(31,652)	12,169		(19,483)
Net loss attributable to noncontrolling interests	2,579	(1,664)	(E)	915
Net loss attributable to PICO Holdings, Inc.	$(29,073)	$10,505		$(18,568)

Other comprehensive loss:
Net loss	$(31,652)	$12,169		$(19,483)
Other comprehensive income (loss), net of tax:
Unrealized loss on securities, net of deferred income tax and reclassification adjustments	(226)			(226)
Foreign currency translation	(829)			(829)
Total other comprehensive loss, net of tax	(1,055)	—		(1,055)
Comprehensive loss	(32,707)	12,169		(20,538)
Comprehensive loss attributable to noncontrolling interests	2,579	(1,664)	(E)	915
Comprehensive loss attributable to PICO Holdings, Inc.	$(30,128)	$10,505		$(19,623)

Net loss per common share – basic and diluted:
Loss from continuing operations	$(1.14)	$0.46		$(0.68)
Loss from discontinued operations	(0.14)	—		(0.14)
Net loss per common share	$(1.28)	$0.46		$(0.82)
Weighted average shares outstanding	22,802	22,802		22,802

PICO Holdings, Inc. and Subsidiaries
Notes to the Pro Forma Consolidated Financial Statements
(Unaudited)

1. Basis of Presentation

The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflects estimates and assumptions that the Company’s management believes to be reasonable. Actual results may differ from those estimates. Pro forma adjustments related to the unaudited pro forma financial information presented below assume the sale of substantially all of the certain assets and liabilities of Northstar was consummated on the date of the most recent period presented for the consolidated balance and at the beginning of the fiscal year presented for the consolidated statement of operations and comprehensive loss. The financial statements include adjustments which give effect to events that are (i) directly attributable to the sale, (ii) expected to have a continuing impact on the Company, and (iii) factually supportable. In addition, the consolidated balance sheet includes adjustments that are nonrecurring, such as transaction costs and the loss on the transaction.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results. This unaudited pro forma consolidated financial information and the accompanying unaudited notes should be read in conjunction with the Company’s condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2015 and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2015.

2. Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet at March 31, 2015 reflects the following pro forma adjustments:

(A) Reflects the pro forma impact of the receipt of net cash proceeds from the sale equal to $127 million primarily less the following: (i) a $22 million working capital balance adjustment, (ii) $5.9 million in selling and transaction costs, and (ii) repayment of $81.2 million in debt associated with Northstar's assets.

(B) Adjustment to reflect the assets and liabilities sold.

(C) Adjustment reflects the repayment of $81.2 million in debt in conjunction with the sale of Northstar's assets.

(D) Represents the estimated after tax-loss from the sale as if the transaction closed on the balance sheet date.

3. Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Loss

The unaudited pro forma condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2015 and the years ended December 31, 2014, 2013 and 2012 reflect the following pro forma adjustments:

(E) Amount eliminates the revenues, other income or loss, cost of goods sold, operating expenses and noncontrolling interest of Northstar.